UNION PLANTERS CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(Unaudited)
	June 30,		December 31,
	2002	2001	2001
	(Dollars in thousands)
Assets
Cash and due from banks	$ 734,841	$ 841,117	$ 953,846

Interest-bearing deposits at financial institutions	148,029	39,360	54,351
Federal funds sold and securities purchased under agreements to resell	61,232	136,023	13,067
Trading account assets	258,438	218,277	263,315
Loans held for resale	1,056,180	1,316,493	1,862,637
Available for sale securities (amortized cost: 4,790,747, 5,194,729 and 4,694,248 respectively)	4,929,238	5,280,970	4,780,629
Loans	23,311,803	24,513,068	23,184,002
Less: Unearned income	(22,282)	(21,386)	(20,963)
Allowance for losses on loans	(353,566)	(342,868)	(341,930)
Net loans	22,935,955	24,148,814	22,821,109
Premises and equipment, net	549,701	596,781	556,686
Accrued interest receivable	215,128	279,594	245,847
FHA/VA claims receivable	34,162	74,063	55,813
Mortgage servicing rights	199,215	145,440	150,303
Goodwill	773,202	807,698	780,612
Other intangibles	136,822	159,786	146,695
Other assets	373,151	423,663	512,694
Total assets	$ 32,405,294	$ 34,468,079	$ 33,197,604

Liabilities and shareholders' equity
Deposits
Noninterest-bearing	$ 4,435,648	$ 4,201,071	$ 4,509,944
Certificates of deposit of $100,000 and over	1,540,370	2,125,325	1,602,117
Other interest-bearing	17,228,135	17,515,957	17,318,441
Total deposits	23,204,153	23,842,353	23,430,502
Short-term borrowings	2,487,237	4,003,707	3,076,679
Short and medium-term senior notes	600,000	60,000	-
Federal Home Loan Bank advances	961,086	1,461,115	1,461,190
Other long-term debt	1,265,511	1,276,006	1,275,509
Accrued interest, expenses, and taxes	266,443	342,921	282,211
Other liabilities	373,977	354,095	447,772
Total liabilities	29,158,407	31,340,197	29,973,863

Commitments and contingent liabilities	-	-	-

Shareholders' equity
Convertible preferred stock	13,107	18,758	16,101
Common stock, $5 par value; 300,000,000 shares authorized; 202,799,858 issued and outstanding (205,606,380 at June 30, 2001 and 206,113,331 at December 31, 2001)	1,013,999	685,355	687,044
Additional paid-in capital	547,177	873,183	878,901
Retained earnings	1,603,507	1,510,749	1,600,153
Unearned compensation	(18,627)	(14,563)	(13,022)
Accumulated other comprehensive income	87,724	54,400	54,564
Total shareholders' equity	3,246,887	3,127,882	3,223,741
Total liabilities and shareholders' equity	$ 32,405,294	$ 34,468,079	$ 33,197,604

UNION PLANTERS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF EARNINGS

(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2002	2002	2002	2001
	(Dollars in thousands, except per share data)
Interest income
Interest and fees on loans	$ 386,152	$ 502,596	$ 779,812	$ 1,031,693
Interest on investment securities
Taxable	61,360	71,282	116,401	159,967
Tax-exempt	10,121	15,089	23,266	30,451
Interest on deposits at financial institutions	397	650	973	1,137
Interest on federal funds sold and securities purchased under agreements to resell	351	484	1,049	1,003
Interest on trading account assets	2,343	4,410	4,621	8,646
Interest on loans held for resale	17,041	20,203	39,566	30,233
Total interest income	477,765	614,714	965,688	1,263,130

Interest expense
Interest on deposits	112,494	207,258	234,142	424,359
Interest on short-term borrowings	7,632	48,654	15,535	130,517
Interest on long-term debt	38,375	42,638	76,653	81,064
Total interest expense	158,501	298,550	326,330	635,940

Net interest income	319,264	316,164	639,358	627,190
Provision for losses on loans	44,911	28,900	89,901	54,200

Net interest income after provision for losses on loans	274,353	287,264	549,457	572,990

Noninterest income
Service charges on deposit accounts	56,585	56,291	108,878	109,707
Mortgage banking revenue	45,161	46,061	94,517	87,410
Merchant services income	9,647	11,303	10,450	20,962
Factoring commissions and fees	10,546	9,922	19,571	19,080
Trust service income	7,002	6,988	14,239	14,072
Profits and commissions from trading activities	1,262	2,169	2,576	4,887
Investment securities gains	2,800	8,330	12,036	8,354
Investments and insurance	14,756	11,994	27,007	23,655
Other income	34,866	34,114	68,724	63,958
Total noninterest income	182,625	187,172	357,998	352,085

Noninterest expense
Salaries and employee benefits	128,967	133,170	261,730	265,513
Net occupancy expense	25,837	25,948	51,745	51,715
Equipment expense	19,836	22,489	40,891	44,623
Goodwill amortization	3,652	12,129	7,304	24,095
Other intangibles amortization	4,124	4,244	8,216	8,728
Other expense	89,836	111,013	170,506	203,991
Total noninterest expense	272,252	308,993	540,392	598,665

Earnings before income taxes	184,726	165,443	367,063	326,410
Income taxes	57,155	56,118	113,569	110,718
Net earnings	$ 127,571	$ 109,325	$ 253,494	$ 215,692

Net earnings applicable to common shares	$ 127,400	$ 108,946	$ 252,999	$ 214,927

Earnings per common share
Basic	$ .63	$ .53	$ 1.24	$ 1.05
Diluted	.62	.53	1.22	1.04

Average common shares outstanding (in thousands)
Basic	203,252	205,482	204,344	205,193
Diluted	206,564	207,912	207,459	207,593

UNION PLANTERS CORPORATION AND SUBSIDIARIES

CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES

(Unaudited)
	Three Months Ended
		June 30, 2002			June 30, 2001
		Interest	FTE		Interest	FTE
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
ASSETS	(Dollars in thousands)
Interest-bearing deposits at financial institutions	$ 91,947	$ 397	1.73%	$ 60,822	$ 650	4.29%
Federal funds sold and securities purchased under agreements to resell	77,553	351	1.82	47,465	484	4.09
Trading account assets	243,785	2,343	3.85	249,891	4,410	7.08
Investment securities (1) (2)
Taxable securities	4,014,309	61,360	6.13	4,374,538	71,282	6.54
Tax-exempt securities	788,324	15,513	7.89	1,157,832	22,133	7.67
Total investment securities	4,802,633	76,873	6.42	5,532,370	93,415	6.77

Loans, net of unearned income (1), (3), (4)	24,174,484	404,421	6.71	25,798,890	524,264	8.15
Total earning assets (1), (2), (3), (4)	29,390,402	484,385	6.61	31,689,438	623,223	7.89
Cash and due from banks	708,327			749,953
Premises and equipment	552,848			602,321
Allowance for losses on loans	(343,656)			(342,269)
Goodwill and other intangibles	914,683			970,927
Other assets	997,435			996,089
Total assets	$ 32,220,039			$ 34,666,459

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 5,796,259	23,215	1.61%	$ 4,351,669	42,418	3.91%
Interest-bearing checking	3,392,033	8,800	1.04	3,139,032	10,953	1.40
Savings deposits	1,398,395	3,668	1.05	1,375,179	5,098	1.49
Certificates of deposit of $100,000 and over	1,578,785	13,897	3.53	2,129,634	31,232	5.88
Other time deposits	7,019,691	62,913	3.59	8,604,022	117,557	5.48
Total interest-bearing deposits	19,185,163	112,493	2.35	19,599,536	207,258	4.24
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	2,068,795	7,632	1.48	3,429,852	36,413	4.26
Other	2,413	-	0.00	1,052,586	12,241	4.66
Total short-term debt	2,071,208	7,632	1.48	4,482,438	48,654	4.35
Long-term debt
Federal Home Loan Bank advances	1,323,910	13,415	4.06	1,386,592	17,926	5.19
Subordinated capital notes	974,041	17,556	7.23	974,025	17,558	7.23
Medium-term senior notes	158,242	2,143	5.43	60,000	1,025	6.85
Trust Preferred Securities	199,129	4,128	8.31	199,093	4,128	8.32
Other	99,205	1,133	4.58	102,975	2,001	7.79
Total long-term debt	2,754,527	38,375	5.59	2,722,685	42,638	6.28

Total interest-bearing liabilities	24,010,898	158,500	2.65	26,804,659	298,550	4.47
Noninterest-bearing demand deposits	4,336,433	-		4,077,740	-
Total sources of funds	28,347,331	158,500		30,882,399	298,550
Other liabilities	680,617			704,047
Shareholders' equity
Preferred stock	13,278			19,304
Common equity	3,178,813			3,060,709
Total shareholders' equity	3,192,091			3,080,013
Total liabilities and shareholders' equity	$ 32,220,039			$ 34,666,459
Net interest income (1)		$ 325,885			$ 324,673
Net interest rate spread (1)			3.96%			3.42%
Net interest margin (1)			4.45%			4.11%

Taxable-equivalent adjustments
Loans		$ 1,229			$ 1,465
Investment securities		5,392			7,044
Total		$ 6,621			$ 8,509
  Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.
  Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
  Includes loan fees in both interest income and the calculation of the yield on income.
  Includes loans on nonaccrual status.

UNION PLANTERS CORPORATION AND SUBSIDIARIES

CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES

(Unaudited)
	Six Months Ended June 30,
	2002			2001
		Interest	FTE		Interest	FTE
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
ASSETS	(Dollars in thousands)
Interest-bearing deposits at financial institutions	$ 76,155	$ 973	2.58%	$ 47,147	$ 1,137	4.86%
Federal funds sold and securities purchased under agreements to resell	120,408	1,049	1.76	41,167	1,003	4.91
Trading account assets	236,485	4,621	3.94	228,352	8,646	7.64
Investment securities (1) (2)
Taxable securities	3,776,583	116,401	6.22	4,909,599	159,967	6.57
Tax-exempt securities	900,383	35,579	7.97	1,170,535	45,091	7.77
Total investment securities	4,676,966	151,980	6.55	6,080,134	205,058	6.80

Loans, net of unearned income (1), (3), (4)	24,278,331	821,891	6.83	25,498,712	1,065,060	8.42
Total earning assets (1), (2), (3), (4)	29,388,345	980,514	6.73	31,895,512	1,280,904	8.10
Cash and due from banks	793,382			771,617
Premises and equipment	554,558			602,617
Allowance for losses on loans	(342,593)			(340,482)
Goodwill and other intangibles	918,809			966,833
Other assets	1,010,021			987,836
Total assets	$ 32,322,522			$ 34,883,933

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 5,793,496	49,549	1.72%	$ 4,149,658	84,895	4.13%
Interest-bearing checking	3,365,422	17,911	1.07	3,144,278	22,386	1.44
Savings deposits	1,373,507	7,554	1.11	1,363,149	9,975	1.48
Certificates of deposit of $100,000 and over	1,605,994	28,952	3.64	2,196,118	66,015	6.06
Other time deposits	7,053,153	130,177	3.72	8,559,661	241,088	5.68
Total interest-bearing deposits	19,191,572	234,143	2.46	19,412,864	424,359	4.41
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	2,080,608	15,274	1.48	3,635,715	87,143	4.83
Other	31,108	261	1.69	1,584,190	43,374	5.52
Total short-term debt	2,111,716	15,535	1.48	5,219,905	130,517	5.04
Long-term debt
Federal Home Loan Bank advances	1,392,106	28,837	4.18	1,361,512	37,521	5.56
Subordinated capital notes	974,039	35,112	7.27	816,848	28,791	7.11
Medium-term senior notes	79,558	2,143	5.43	60,000	2,049	6.89
Trust Preferred Securities	199,124	8,255	8.36	199,089	8,255	8.36
Other	100,203	2,305	4.64	103,092	4,448	8.70
Total long-term debt	2,745,030	76,652	5.63	2,540,541	81,064	6.43

Total interest-bearing liabilities	24,048,318	326,330	2.74	27,173,310	635,940	4.72
Noninterest-bearing demand deposits	4,376,654	-		3,984,400	-
Total sources of funds	28,424,972	326,330		31,157,710	635,940
Other liabilities	692,172			697,628
Shareholders' equity
Preferred stock	13,812			19,417
Common equity	3,191,566			3,009,178
Total shareholders' equity	3,205,378			3,028,595
Total liabilities and shareholders' equity	$ 32,322,522			$ 34,883,933
Net interest income (1)		$ 654,184			$ 644,964
Net interest rate spread (1)			3.99%			3.38%
Net interest margin (1)			4.49%			4.08%

Taxable-equivalent adjustments
Loans		$ 2,513			$ 3,134
Investment securities		12,313			14,640
Total		$ 14,826			$ 17,774
  Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.
  Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
  Includes loan fees in both interest income and the calculation of the yield on income.
  Includes loans on nonaccrual status.

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2002	2001	2002	2001
ASSET QUALITY
Nonperforming assets
Nonaccrual loans			269,496	223,609
Restructured loans			562	1,166
Foreclosed properties			73,081	57,761
Loans 90 days past due			201,647	131,995
FHA/VA government-insured/guaranteed loans			126,958	298,239
Nonaccrual			1,668	2,296
90 days past due			35,086	120,362
Net charge-offs of loans	42,786	27,321	78,225	49,921
Allowance for losses on loans to loans (1)			1.53%	1.42%
Nonperforming loans to loans (1)			1.17%	0.93%
Nonperforming assets to loans and foreclosed properties (1)			1.48%	1.17%
Net charge-offs as a percentage of average loans (1)	0.75%	0.45%	0.69%	0.41%
(1) Excludes FHA/VA government-insured/guaranteed loans.

Selected financial ratios
Net earnings
Return on average assets	1.59	1.26	1.58	1.25
Return on average common equity	16.08	14.28	15.99	14.40
Tier 1 capital to quarterly average risk weighted assets	9.67	8.96
Expense ratio	1.01	1.17	1.04	1.16
Efficiency ratio	50.73	55.68	50.78	54.95
Leverage ratio at June 30,			7.80	6.87
Shareholders' equity to total assets at			10.02	9.07

SUPPLEMENTAL DATA
Tier 1 capital	2,437,706	2,311,224

Per common share data
Cash dividends paid	0.33	0.33	0.67	0.67
Book value			15.95	15.12

Union Planters Corporation
Other Information (Unaudited)
(Dollars in thousands, except per share data)

	June 30,
Loans by type (ending balance)	2002	2001
Commercial, financial and agricultural	$ 5,338,494	$ 5,502,846
Foreign	324,302	478,239
Accounts receivable - factoring	701,895	636,756
Real estate - construction	2,248,047	2,292,038
Real estate - mortgage
Secured by 1-4 family residential	4,862,301	6,018,881
FHA/VA government-insured/guaranteed	126,958	298,239
Non-farm, nonresidential properties	4,926,978	4,567,255
Multifamily (5or more) residential	841,253	779,638
Secured by farmland	484,446	438,121
Home equity	1,201,772	814,286
Consumer	2,162,755	2,577,143
Direct lease financing	92,602	109,626
Total loans	$ 23,311,803	$ 24,513,068

		AVERAGE BALANCE
	PERIOD END BALANCE	THREE MONTHS ENDED	YEAR-TO-DATE
	06/30/02	06/30/02	06/30/02
Short-term borrowings include:
Federal funds purchased	$ 657,840	$ 725,011	$ 699,361
Securities sold under agreement to repurchase	1,826,982	1,343,784	1,381,247
Short-term federal home loan bank advances	0	0	0
Other short-term debt	2,415	2,413	31,108
	$ 2,487,237	$ 2,071,208	$ 2,111,716

Long -term borrowings include:
Long-term federal home loan bank advances	$ 961,086	$ 1,323,910	$ 1,392,106
Subordinated notes	974,042	974,041	974,039
Trust preferred securities (TRuPs)	199,133	199,129	199,124
Asset back certificates	91,667	98,535	99,263
Other long-term debt	600,669	158,912	80,498
	$ 2,826,597	$ 2,754,527	$ 2,745,030

Full-time equivalent employees	11,313
Bank branches	762
ATM locations	958

Closing Stock Price	Year-to-date	Quarter-to-date
High stock price	$ 33.63	$ 33.63
Low stock price	$ 29.33	$ 31.39

Parent company equity in subs	$ 3,494,272